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                                                                   EXHIBIT 10.37

                              FORBEARANCE AGREEMENT


         THIS FORBEARANCE AGREEMENT (this "Agreement") is made and effective as of the 14th day of February, 2000, by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders (in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company (individually, a "Borrower" and collectively, the "Borrowers"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                                    RECITALS

         A. Lenders, Agent and Borrowers have entered into that certain Loan and Security Agreement dated as of February 25, 1999, which Loan and Security Agreement has been amended by various Amendments dated June 24, 1999, August 5, 1999, September 22, 1999 and January 20, 2000 (as so amended, the "Loan Agreement").

         B. By this Agreement, Borrowers have acknowledged to Lenders that Borrowers have breached certain provisions of the Loan Agreement (the "Forbearance Events of Default", as that term is hereinafter defined) and that the breaches constitute "Events of Default" under the Loan Agreement.

         C. Borrowers have requested that Lenders: (i) forbear from exercising their rights and remedies under the Loan Agreement; and (ii) continue making revolving advances under the Loan Agreement. Lenders have agreed to Borrowers' requests, but only in accordance with, and to the extent of, the terms and conditions of this Agreement.

                                    AGREEMENT

         In consideration of the recitals set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrowers and Lenders agree as follows:

         1. Preambles. The preambles to this Agreement are true and correct and are fully incorporated herein by this reference with the same force and effect as though restated herein.

         2. Defined Terms. To the extent not otherwise defined herein, all capitalized terms used in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement.

         3. Inducement by Borrowers. To induce Lenders and Agent to enter into this Agreement:



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                  (a) Compliance with Loan Documents. Each Borrower represents and warrants that on the date hereof and, after giving effect to this Agreement, other than the Forbearance Events of Default, that such Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents, and to the best of such Borrower's knowledge, no Event of Default and no event which, upon notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing. Agent and Lenders represent and warrant that to the best of their knowledge, none of Agent and Lenders is aware of any Event of Default under the Loan Agreement or the Loan Documents as of the date hereof, other than the Forbearance Events of Default.

                  (b) Representations and Warranties. Each Borrower represents and warrants that: (i) except for the Forbearance Events of Default, on the date hereof, the representations and warranties set forth in the Loan Agreement are true and correct, with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that such representations and warranties are limited by their terms to an earlier date; and (ii) except for the Forbearance Events of Default and to the best of each Borrower's knowledge, such Borrower is in compliance with all of the terms and provisions of the Loan Agreement and no Event of Default has occurred and is continuing.

                  (c) Authority. Each Borrower represents and warrants that it has full power and authority to enter into this Agreement, and has full power and authority to incur and perform the obligations provided for under this Agreement, all of which have been duly authorized by all proper and necessary action, and that no consent or approval of shareholders or creditors or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement.

                  (d) Agreement as Binding Agreement. Each Borrower represents and warrants that this Agreement constitutes the valid and legally binding obligation of each Borrower, fully enforceable against such Borrower in accordance with its terms.

                  (e) No Conflicting Agreements. Each Borrower represents and warrants that the execution and performance by such Borrower of this Agreement will not: (i) violate any provision of law, any order of any court or other agency of government, or the charter or articles of incorporation of such Borrower; (ii) violate any indenture, contract, agreement or other instrument to which such Borrower is a party, or by which any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such Borrower, other than in favor of Lenders or Agent.

                  (f) Acknowledgment. Each Borrower acknowledges and agrees that the following Events of Default under the Loan Agreement (collectively the "Forbearance Events of Default") have occurred:

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                  (i) Borrowers failed to comply with various provisions of the
Loan Agreement as follows:

                      (A) Section 8.7, in that Northern is not Solvent as of the date hereof.

                      (B) Section 8.18, in that a default has occurred under the Note and Warrant Purchase Agreement occasioned by Borrower's failure to make a payment due thereunder as a result of the receipt of notice of the occurrence of an Event of Default under the Loan Agreement from Lenders dated February 14, 2000.

                      (C) Section 8.24, in that losses have occurred as of the date of, and as reflected in, the most recent Financial Statements delivered to Lenders, which were dated as of December 31, 1999, which losses may constitute or qualify as a material adverse change in the business, operations, or conditions (financial or otherwise) of Borrower.

                      (D) Section 8.29, in that a default exists under the Subordinated Debt Loan Documents as referenced in subparagraph (B) above.

                      (E) Section 9.9, in that Borrowers shut down the operations of Northern.

                      (F) Section 9.26, in that Centrum and its Subsidiaries failed to maintain the Consolidated Adjusted Tangible Net Worth threshold required in said Section 9.26 as of December 31, 1999.

                      (G) Section 9.27, in that Centrum and its Subsidiaries failed to maintain the Fixed Charge Coverage Ratio required in said Section 9.27 as of December 31, 1999.

                      (H) Section 9.29, in that Borrowers failed to maintain the Required Availability required in said Section 9.29.

In addition, Borrowers failed to divest the material handling portion of Borrowers' business prior to January 15, 2000 as Borrowers and Lender had previously agreed.

         4. Forbearance. In accordance with the terms hereof, Lenders agree that, notwithstanding the Forbearance Events of Default and until the expiration of the "Forbearance Period" (as hereinafter defined), Lenders will temporarily forbear from exercising any rights and remedies under the Loan Documents and applicable law, and Lenders will continue to make loans to Borrowers in accordance with and subject to the terms and conditions of the Loan Agreement, as modified and amended by the terms of this Agreement, as though the Forbearance Events of Default had not occurred and did not exist. Upon termination of the Forbearance Period, Lenders' agreement to forbear hereunder shall be null and void and Lenders shall be free to exercise their rights and remedies under the Loan Agreement and other Loan Documents and applicable law, immediately and without further notice. As used herein, the term "Forbearance Period" means the period


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beginning on the date hereof and continuing until the earliest to occur of: (a)
March 31, 2000; (b) the date of the occurrence of any Event of Default, other than the Forbearance Events of Default, under the Loan Agreement; (c) the occurrence of any Event of Default, other than the Forbearance Events of Default, under any of the Loan Documents; (d) the occurrence of a "Material Adverse Change" (as that term is hereinafter defined); and (e) failure of Borrowers to perform, comply with and observe each and every covenant, warranty, duty and obligation of Borrowers hereunder. As used herein, the term "Material Adverse Change" means any material adverse change from and after the date hereof on (a) the financial condition, credit, business, prospects, properties or operations of the Borrowers and any Subsidiaries taken as a whole, (b) the ability of the Borrowers or any Subsidiaries, if any, to perform its or their obligations under the Loan Agreement and the Loan Documents to which it is or they are a party on a timely basis other than with respect to the Forbearance Defaults, or (c) the value of the Collateral.

         5. Agreement with Respect to Loans. Notwithstanding any other provisions expressed or implied to the contrary in the Loan Agreement relating to the Forbearance Defaults, Lenders agree to continue to make Revolving Loans to Borrowers subject to all of the other provisions of the Loan Agreement during the Forbearance Period, provided that (i) the Maximum Revolving Amount shall mean $14,000,000; (ii) Lenders shall make no new Capital Expenditure Loans and shall have no obligation to make any new Capital Expenditure Loans; and (iii) Lenders shall make no new loans under the Acquisition Line and shall have no obligation to make any new Loans under the Acquisition Line.

         6. No Waiver of Forbearance Events of Default. Nothing in this Agreement shall be deemed to waive the Forbearance Events of Default, any other Event of Default, or, except as expressly provided herein, limit or impair Agent's or Lenders' rights or remedies under the Loan Agreement, the Loan Documents, or applicable law, all of which are hereby expressly reserved.

         7. Conditions Precedent. This Agreement shall become effective as of the date hereof upon the satisfaction of each of the following conditions precedent:

            (a) This Agreement. Agent shall have received a duly authorized and executed original counterpart of this Agreement;

            (b) Consents and Reaffirmations. Agent shall have received an executed original Consent and Reaffirmation in form and substance acceptable to Lenders from each of the Guarantors; and

            (c) Forbearance Fee. Borrowers shall pay to Lenders a Forbearance Fee of $25,000, which shall be due and payable on the earlier of (i) March 31, 2000, and (ii) the date the Forbearance Period terminates.

         8. Affirmation of Indebtedness; Release of Lenders. Borrowers hereby agree and acknowledge that (a) as of the end of the day on February 11, 2000, the outstanding principal balance of (i) the Total Facility was $23,658,886.41; plus (ii) accrued and unpaid interest, fees, costs, expenses and other amounts owing to Lenders under the Loan Agreement and other Loan

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Documents; (b) because the Forbearance Events of Default exist, the Default Rate continues to apply to the Total Facility, including without limitation, the Aggregate Revolver Outstandings; (c) Agent and Lenders have performed all obligations and duties owed to Borrowers as of the date hereof; and (d) in consideration of Lenders' forbearance and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower fully and forever remises, releases and discharges and does hereby fully and forever remise, release and discharge Agent and each Lender and each of its subsidiary and affiliated corporations, and each and all of its or their directors, officers, employees, attorneys, accountants, consultants, and other agents, of and from all manner of actions, cause and causes of action, expenses, losses, damages, judgments, executions, claims and demands of whatsoever kind or nature, of law or in equity, whether known or unknown, arising out of or relating in any manner, cause or thing whatsoever, which such Borrower may have had, or now has, or which the such Borrower hereafter can, shall or may have, for or by reason of any manner, cause or thing whatsoever, whenever arising, to and including the date of this Agreement.

         9. Event of Default. Each Borrower hereby acknowledges and agrees that a breach by Borrowers of any term, provision, covenant or condition herein set forth or herein required of Borrowers to be kept or performed, shall constitute an Event of Default under the Loan Documents.

         10. Costs. Each Borrower shall pay or cause to be paid to Agent and Lenders all fees and expenses of Agent and Lenders relating to this Agreement and the transactions contemplated herein, including, without limitation, fees and expenses of Agent's counsel (including but not limited to attorneys and paralegal who are employees of Agent) (the "Costs"). Each Borrower hereby agrees that the Costs shall be deemed added to the Obligations as incurred by Lenders.

         11. No Custom; Section Headings. This Agreement shall not establish a custom or course of dealing, or waive, limit or condition the rights and remedies of Lenders under the Loan Agreement or the Loan Documents, all of which rights and remedies are expressly reserved. The section headings and captions herein are for convenience of reference only and shall not be deemed to limit, impair or affect the interpretation and construction of the terms hereof.

         12. Representation by Counsel. Each Borrower hereby represents and warrants to Agent and Lenders that throughout the negotiations, preparation and execution of this Agreement and the closing hereunder, such Borrower has been represented by legal counsel of its own choosing and that this Agreement was entered into by the free will of such Borrower and pursuant to arm's-length negotiations.

         13. Full Force and Effect. Except as may be expressly set forth herein to the contrary, the Loan Documents remain unmodified and all other terms and conditions of the Loan Documents remain in full force and effect. Each Borrower hereby reaffirms its obligation to fulfill and comply with each of its covenants, duties and obligations under the Loan Agreement and each of the other Loan Documents. Notwithstanding anything to the contrary stated herein, to the extent that the terms and conditions of this Agreement conflict with the terms and conditions of the Loan Documents, this Agreement shall control.


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         14. Counterparts.  This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one agreement.

         15. Merger; Modification. This Agreement embodies the entire agreement between the parties hereto with respect to the matters addressed herein and supersedes all prior oral and written and all contemporaneous oral communications with respect to such matters. This Agreement shall not be modified or amended or extended except in a writing signed by the parties hereto.

         16. Further Assurances. Each Borrower shall execute and/or deliver any other agreements or documents which Agent or Lenders deem reasonably necessary to achieve the objectives of this Agreement.

         17. GOVERNING LAW/VENUE. THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT WITH RESPECT TO SPECIFIC LIENS, OR THE PERFECTION THEREOF, EVIDENCED BY LOAN DOCUMENTS COVERING REAL OR PERSONAL PROPERTY WHICH BY THE LAWS APPLICABLE THERETO ARE REQUIRED TO BE CONSTRUED UNDER THE LAWS OF ANOTHER JURISDICTION. EACH BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF ILLINOIS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS OR THE INDEBTEDNESS BY ANY MEANS ALLOWED UNDER ILLINOIS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING MAY BE COOK COUNTY, ILLINOIS OR, IN AGENT'S SOLE DISCRETION, ANY OTHER VENUE PERMITTED BY APPLICABLE LAW.

         18. WAIVER OF JURY TRIAL. EACH BORROWER, LENDERS AND AGENT EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDINGS (a) ARISING UNDER THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (b) IN ANY WAY CONNECTED WITH OR RELATED TO OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH BORROWER, LENDERS AND AGENT HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       BORROWERS:

                                       McINNES STEEL COMPANY

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Exec. Vice President CFO
                                             -----------------------------------


                                       McINNES INTERNATIONAL, INC.

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Secretary/Treasurer
                                             -----------------------------------


                                       TAYLOR FORGE COMPANY

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Vice President/Treasurer
                                             -----------------------------------


                                       ERIE BRONZE & ALUMINUM COMPANY

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Secretary/Treasurer
                                             -----------------------------------

                                       AMERICAN HANDLING, INC.

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Vice President/Secretary/Treasurer
                                             -----------------------------------


                                       NORTHERN STEEL COMPANY

                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Treasurer/Asst. Secretary
                                             -----------------------------------



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                                       MICAFIL, INC.


                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Treasurer/Asst. Secretary
                                             -----------------------------------


                                       EBALLOY GLASS PRODUCTS COMPANY


                                       By:    /s/ Timothy M. Hunter
                                          --------------------------------------
                                       Name:  Timothy M. Hunter
                                            ------------------------------------
                                       Title: Secretary/Treasurer
                                             -----------------------------------


                                       AGENT:

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       as the Agent

                                       By:    /s/ Stephen G. Bernardo
                                          --------------------------------------
                                       Name:  Stephen G. Bernardo
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       LENDER:

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       as a Lender

                                       By:    /s/ Stephen G. Bernardo
                                          --------------------------------------
                                       Name:  Stephen G. Bernardo
                                            ------------------------------------
                                       Title: Vice President
                                              ----------------------------------


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                           CONSENTS AND REAFFIRMATIONS


         The undersigned hereby consent to the terms and conditions of that Forbearance Agreement to Loan and Security Agreement dated February 14, 2000, among the financial institutions listed on the signature pages thereto (individually, a "Lender" and collectively, the "Lenders"), Bank of America, National Association, formerly BankAmerica Business Credit, Inc., as agent for the Lenders(in its capacity as agent, the "Agent"), and McInnes Steel Company, McInnes International, Inc., Taylor Forge Company, Erie Bronze & Aluminum Company, American Handling, Inc., Northern Steel Company, Micafil, Inc. and Eballoy Glass Products Company, and reaffirm their obligations under those certain Guaranty of Payment Agreements each dated as February 25, 1999 (collectively, the "Corporate Guaranties") made by the undersigned in favor of the Agent and the Lenders, and acknowledge and agree that the Corporate Guaranties and all other Loan Documents remain in full force and effect.

Dated as of February 14, 2000.

                                               CENTRUM INDUSTRIES, INC.

                                               By:    /s/ Timothy M. Hunter
                                                  ------------------------------
                                               Name:  Timothy M.Hunter
                                                    ----------------------------

                                               Title: CFO/Secretary/Treasurer
                                                     ---------------------------


                                               McINNES SERVICES, INC.

                                               By:    /s/ Timothy M. Hunter
                                                  ------------------------------
                                               Name:  Timothy M. Hunter
                                                    ----------------------------
                                               Title: Secretary/Treasurer
                                                     ---------------------------

                                               LASALLE EXPLORATION, INC.

                                               By:    /s/ Timothy M. Hunter
                                                  ------------------------------
                                               Name:  Timothy M. Hunter
                                                    ----------------------------
                                               Title: Treasurer/Asst. Secretary
                                                     ---------------------------